1 Second Quarter 2016 Earnings Conference Call July 27, 2016

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of June 30, 2016 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 Second Quarter Summary: • Noteworthy items impacting Q2 profitability: • The energy credit environment has stabilized along with commodity prices. Loan loss provision fell to $20 million this quarter, and should decline further in Q3 and Q4 assuming relative stability in commodities market. • Very strong quarter for fees and commissions income – record quarters for Brokerage and Trading, Transaction Card, and Trust. • Higher expenses – largely driven by higher revenue levels. • BOKF’s core business continues to execute well and drive solid results. • Repurchased 305,169 common shares at an average price of $58.23 Q2 2016 Q1 2016 Q2 2015 Diluted EPS $1.00 $0.64 $1.15 Net income before taxes ($M) $96.8 $62.4 $120.9 Net income attributable to BOKF shareholders ($M) $65.8 $42.6 $79.2 $79.2 $74.9 $59.6 $42.6 $65.8 $1.15 $1.09 $0.89 $0.64 $1.00 2Q15 3Q15 4Q15 1Q16 2Q16 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q2 2016 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $16.4 2.4% 9.6% 8.5% Average Loans $16.3 1.7% 6.8% 9.1% Fiduciary Assets $39.9 2.1% 8.4% 3.0% Assets Under Management or in Custody $73.0 1.6% 6.4% 6.4% • Strong loan growth in Q2 driven by general C&I, healthcare, commercial real estate, and private banking, offset in part by lower energy outstandings • Strong continued asset gathering across the wealth management business, modest contribution from overall market

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q2 2016 Q1 2016 Q4 2015 Q3 2015 Q2 2015 Net Interest Revenue $182.6 $182.6 $181.3 $178.6 $175.7 Provision For Credit Losses $ 20.0 $ 35.0 $ 22.5 $ 7.5 $ 4.0 Net Interest Revenue After Provision $162.6 $147.6 $158.8 $171.1 $171.7 Net Interest Margin * 2.63% 2.65% 2.64% 2.61% 2.61% • Full quarter’s impact of nonaccrual loans negatively impacted NIR by $300,000 • Yield on AFS securities was 2.04%, down 4 basis points sequentially but up 10 basis points year over year • Loan yields were 3.58%, up 1 basis point compared to the first quarter * Note: 12 basis points of NIM dilution due to FHLB/Fed trade

8 Fees and Commissions Revenue, $mil Growth: Q2 16 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $39.5 22.2% 9.8% 0.1% Transaction Card 35.0 8.0% 6.6% 4.2% Fiduciary and Asset Management 34.8 8.6% 6.4% 3.4% Deposit Service Charges and Fees 22.6 0.3% 1.3% 2.8% Mortgage Banking 38.2 11.0% 3.7% (1.7%) Other Revenue 13.4 12.2% 12.5% 9.8% Total Fees and Commissions $183.5 10.8% 6.3% 2.2% Fee and commission revenue drivers: • Brokerage and trading: Strong customer hedging revenue from energy and mortgage banking customers; higher syndication fees in investment banking group. • Transaction card: Continued strong new customer development activity including geographic expansion, expanded sales force and growth in sales channels, chip and pin transition. • Fiduciary and asset management: Seasonal tax business contributed $1.8 million of Q2 revenue. Weaver acquisition contributed $500,000. • Mortgage banking: Seasonal strength, lower primary mortgage rates, increased refinancing volume.

9 Expenses ($mil) Q2 2016 Q1 2016 Q2 2015 %Incr. Seq. %Incr. YOY Personnel Expense $142.5 $135.8 $132.7 4.9% 7.4% Other Operating Expense $112.2 $109.1 $ 94.4 2.8% 18.9% Total Operating Expense $254.7 $244.9 $227.1 4.0% 12.2% • Increase in personnel expense largely due to higher variable compensation costs tied to revenue levels • Increase in other operating expenses driven by mobank acquisition, increased FDIC expense, additional mortgage banking expenses, and accounting adjustments related to a merchant banking acquisition. • Overall, expenses are growing in line with revenue. 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Total Revenue Personnel Expense 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 120,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Total Revenue Total non-personnel expense

10 Other Balance Sheet Statistics Q2 2016 Q1 2016 Q2 2015 Period End AFS Securities $8.8 billion $8.9 billion $9.0 billion Average AFS securities $8.9 billion $9.0 billion $9.1 billion Period End Deposits $20.8 billion $20.4 billion $21.1 billion Average Deposits $20.5 billion $20.6 billion $21.1 billion Common Equity Tier 1 11.9% 12.0% 13.0% Tier 1 11.9% 12.0% 13.0% Total Capital Ratio 13.5% 13.2% 14.1% Leverage Ratio 9.1% 9.1% 9.8% Tangible Common Equity Ratio 9.3% 9.3% 9.7% Tangible Book Value per Share $44.68 $43.73 $42.70 • BOK Financial remains extremely well capitalized at quarter end. • Balance sheet effectively neutral from an interest rate risk perspective at 6/30/16 • Completed $150 million subordinated debt offering in June 2016. • 40 year ‘non-call 5’ structure at 5.375% • Bond offering proceeds add 60 basis points to total capital ratio

11 2016 Assumptions  Mid-single-digit loan growth for the full year  No plans to materially reduce securities portfolio due to achievement of neutral balance sheet  Stable NIM  Increasing NII  Loan loss provision of $8-$12 million per quarter for balance of 2016  Total net chargeoffs in 2016 expected to be comfortably below the full year loan loss provision amount  Mid-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Revenue growth should continue to outpace core expense growth  Capital deployment through organic growth, acquisitions, dividends, and stock buybacks  Close MBT Bancshares acquisition before year end  $6 - $8 million of pretax consolidation-related charges post closing

12 Stacy Kymes EVP-Corporate Banking

13 Loan Portfolio by Geography ($mil) Jun 30 2016 Mar 31 2016 Seq. Loan Growth Jun 30 2015 YOY Loan Growth OK $6,141.6 $6,019.3 2.0% $5,749.0 6.8% TX 5,668.9 5,576.8 1.7% 5,281.7 7.3% NM 846.2 853.6 (0.9)% 819.6 3.2% AR 164.3 154.6 6.3% 197.3 (16.7)% CO 1,408.7 1,326.9 6.2% 1,333.7 5.6% AZ 1,373.2 1,320.6 4.0% 1,094.9 25.4% KC 803.8 770.8 4.3% 647.9 24.1% Total $16,406.7 $16,022.6 2.4% $15,124.1 8.5% • Healthy sequential and year-over-year growth in 7 of 8 geographies – strong economy and share gain all across footprint

14 Commercial Loan Growth ($mil) Jun 30 2016 Mar 31 2016 Seq. Loan Growth Jun 30 2015 YOY Loan Growth Energy $2,818.6 $3,029.4 (7.0)% $2,902.1 (2.9)% Services 2,830.9 2,728.9 3.7% 2,681.1 5.6% Healthcare 2,051.1 1,995.4 2.8% 1,646.0 24.6% Wholesale/retail 1,533.0 1,451.8 5.6% 1,533.7 (0.1)% Manufacturing 595.4 600.6 (0.9)% 579.6 2.7% Other 527.4 482.2 9.4% 433.2 21.8% Total Commercial $10,356.4 $10,288.4 0.7% $9,775.7 5.9% • Energy loan outstandings down as expected • Balance of commercial business continues to post healthy growth

15 Oil & Gas Producers 79% Midstream & Other 12% Energy Services 9% Energy At 6/30/16:  $4.9 billion commitments and $2.8 billion O/S  $254 million new commitments booked in 2016  ~60/40 split between oil and gas  E&P line utilization 60%, down from 64% in Q1  Allowance for credit losses to period end loans: 3.58%, or over $100 million  Q2 energy chargeoffs $7.1 million  Cumulative chargeoffs in the 2014-2016 commodity cycle: $34 million ($M) As of Sep 30, 2015 As of Dec 31, 2015 As of Mar 31, 2016 As of Jun 30, 2016 Pass Performing Loans 2,527.6 89.1% 2,580.7 83.3% 2,197.9 72.6% 2,032.1 72.1% Spec. Mention 196.3 6.9% 325.7 10.5% 269.0 8.9% 197.5 7.0% Potential Problem Loans 96.4 3.4% 129.8 4.2% 403.0 13.3% 421.0 14.9% Nonaccrual Loans 17.9 0.6% 61.2 2.0% 159.5 5.3% 168.1 6.0% Total Energy Loans $2,838.2 $3,097.3 $3,029.4 $2,818.7

16 Commercial Real Estate ($mil) Jun 30 2016 Mar 31 2016 Seq. Loan Growth Jun 30 2015 YOY Loan Growth Residential Construction and Land Development $157.6 $171.9 (8.3%) $148.6 6.1% Retail 795.4 810.5 (1.9%) 688.4 15.5% Office 769.1 695.6 10.6% 563.1 36.6% Multifamily 787.2 733.7 7.3% 711.3 10.7% Industrial 645.6 564.5 14.4% 488.1 32.3% Other CRE 427.1 394.3 8.3% 434.0 (1.6%) Total CRE $3,582.0 $3,370.5 6.3% $3,033.5 18.1% • Continued strong growth across the CRE business • 50 percent of year over year growth outside of traditional BOKF footprint

17 Key Credit Quality Metrics $84.1 $71.5 $85.9 $82.2 $79.1 $61.2 $159.6 $168.1 $90.9 $89.3 $147.1 $241.8 $247.2 $- $50.0 $100.0 $150.0 $200.0 $250.0 2Q15 3Q15 4Q15 1Q16 2Q16 Nonaccrual Loans Other Non-Accruals Energy Non-Accruals Energy credit migration has stabilized… …and there are no signs of credit weakness in other lending areas 1.34% 1.35% 1.43% 1.50% 1.54% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% 1.55% 1.60% 2Q15 3Q15 4Q15 1Q16 2Q16 Combined Allowance for Credit Losses to Period End Loans 0.04% 0.03% 0.02% -0.18% -0.22% -1.00% -0.50% 0.00% 0.50% 1.00% 2Q15 3Q15 4Q15 1Q16 2Q16 TTM Net Recoveries (Charge Offs) to Average Loans Note: Long term NCO norm is 35-50 bps  Stable credit environment in Q2  No signs of contagion/spillover of energy issues to other lending areas  61% of nonaccrual borrowers are current and are paying as agreed  74% of energy nonaccruals current and are paying as agreed

18 Steven G. Bradshaw Chief Executive Officer Closing Remarks

19 Question and Answer Session